UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 9, 2021

Date of Report (Date of earliest event reported)

Aprea Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39069	84-2246769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Boylston Street Boston, Massachusetts (Address of principal executive offices)	02116 (Zip Code)

Registrant's telephone number, including area code: (617) 463-9385 (Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	APRE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 annual meeting of stockholders (the “Annual Meeting”) of Aprea Therapeutics, Inc. (the “Company”) held on June 9, 2021, the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of two directors to serve as Class II directors until the Company’s 2024 annual meeting of stockholders and one director to serve as a Class I director for the remainder of a term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal 2:	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For more information about the foregoing proposals, please refer to the Company’s proxy statement filed with the Securities and Exchange Commission on April 28, 2021. The number of votes cast for, against, or withheld, as well as abstentions and broker non-votes, if applicable, in respect to each proposal is set forth below:

Proposal 1:	Election of Directors

The Company’s stockholders elected the following two directors to serve as Class II directors until the Company’s 2024 annual meeting of stockholders and the following director to serve as a Class I director for the remainder of a term expiring at the 2023 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of the directors were as follows:

			Broker Non-
Director	Votes For	Votes Withheld	Votes
Class II Nominees
Johan Christenson, M.D., Ph.D.	9,203,832	415,468	4,149,014
Fouad Namouni, M.D.	8,621,227	998,073	4,149,014
Class I Nominee
Richard Peters, M.D., Ph.D.	9,207,831	411,469	4,149,014

Proposal 2:	Ratification of Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining
13,696,463	52,540	19,311

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aprea Therapeutics, Inc.

Dated: June 10, 2021	By:	/s/ Christian S. Schade
	Name:	Christian S. Schade
	Title:	Chairman and Chief Executive Officer

Title: Chairman and Chief Executive Officer